UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒
Filed by a party other than the Registrant ☐
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☐                 Preliminary Proxy Statement
☐                 Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))
☒                 Definitive Proxy Statement
☐                 Definitive Additional Materials
☐                 Soliciting Material under Rule 14a-12

THE HARTCOURT COMPANIES, INC.
(Name of Registrant as Specified in Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE HARTCOURT COMPANIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SUNDAY, APRIL 05, 2009
10:00 A.M. CHINA STANDARD TIME

Dear Shareholder:

You are invited to attend the Annual Meeting of the Shareholders of The Hartcourt Companies, Inc. (the “Company”), which will be held on Sunday, April 05, 2009, at 10:00 a.m. at our office Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China for the following purposes:

1.	To elect five directors; and

2.	To resolve to reverse-split the issued and outstanding common shares of the Company; and

3.	To transact such other business as may properly come before the meeting.

The foregoing business items are more fully described in the attached Proxy Statement. Shareholders of record at the close of business on March 16, 2009 are entitled to notice of, and to vote at, this meeting and any adjournment thereof. It is important that your shares be represented and voted at the meeting whether or not you plan to attend.  Therefore, if you will not be attending the meeting in person, we request you submit your proxy as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the Proxy in the envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even if he, she or it has already returned a Proxy.

By order of the Board of Directors, /s/ Wilson Li Wilson Li Chairman

Shanghai, China
March 16, 2009

IMPORTANT: Whether or not you plan to attend the Annual Meeting, you are requested to promptly complete, sign, date, and return the enclosed Proxy in the envelope provided.

           THE HARTCOURT COMPANIES, INC.
Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China
Tel: (86 21) 62085908, Fax: (86 21) 62086881
           http://www.hartcourt.com/

__________________

PROXY STATEMENT FOR 2009 ANNUAL MEETING OF SHAREHOLDERS
__________________

The accompanying proxy is solicited by the Board of Directors on behalf of The Hartcourt Companies, Inc., a Utah corporation, for use at the Annual Meeting of Shareholders to be held on Sunday, April 05, 2009 at 10:00 a.m. China time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at our office Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China. The date of this Proxy Statement is March 16, 2009, the approximate date on which this Proxy Statement and the accompanying proxy card were first sent or given to shareholders entitled to vote at the Annual Meeting.

GENERAL

Annual Report

A copy of our annual report, filed on Form 10-K, for the fiscal year ended May 31, 2008, is enclosed with this Proxy Statement.

Voting Securities

Only shareholders of record as of the close of business on March 16, 2009 will be entitled to vote at the meeting and any adjournment thereof. We refer to this date as the “Record Date.” As of March 16, 2009, there were 339,015,544 shares of our common stock issued and outstanding, and common stock was the only class of voting securities outstanding. Shareholders may vote in person or by proxy. Each holder of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. A majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the purpose of transacting business at the meeting.

Solicitation of Proxies

We will bear the cost of soliciting proxies. We will solicit shareholders by mail through our regular employees, and we will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, we may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Householding

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission. Under this practice, shareholders who have the same address and last name will receive only one copy of the Company’s proxy materials unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: The Hartcourt Companies, Inc., Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China, Attn: Secretary, tel (86 21)62085908. You may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Voting of Proxies

All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted (i) in favor of each of the nominees for director named herein, (ii) to resolve to reverse-split the issued and outstanding common stock, (iii) in accordance with the recommendation of our board of directors, or, if no recommendation is given, in the discretion of the proxy holders, on any business that may properly come before the meeting or any adjournment or adjournments thereof.  We are not aware of any such additional proposals as of the date of this document.

Revocability of Proxies

Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

1.
Filing a written notice of revocation with the Secretary of the Company by sending such written notice to Davis Wright Tremaine LLP, Attn: Tom Cervantez, 505 Montgomery Street, Suite 800, San Francisco CA 94111;

2.
Filing a properly executed proxy showing a later date with the Secretary of the Company by sending such properly executed proxy to Davis Wright Tremaine LLP, Attn: Tom Cervantez, 505 Montgomery Street, Suite 800, San Francisco CA 94111; or

3.	Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “WITHHELD FROM,” “ABSTAIN,” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.

Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Under the rules that govern brokers who have ownership of record of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of Votes Cast for or against a proposal.

Deadline for Receipt of Shareholder Proposals

Requirements for Shareholder Proposals to be Considered for Inclusion in our 2010 Proxy Materials. Shareholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), some shareholder proposals may be eligible for inclusion in our 2010 Proxy Statement.  Any such shareholder proposals must be submitted in writing to The Hartcourt Companies, Inc., Attn: Secretary, Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China, no later than November 05, 2009 or the date which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement. Shareholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a shareholder proposal does not guarantee that it will be included in our 2009 Proxy Statement, as all applicable requirements must be met for the proposal to be included in our 2010 Proxy Statement.

MANAGEMENT INFORMATION

Executive Officers

Name	Age	Position	Date Held
Victor Zhou	40	Director Acting Chief Executive Officer Chief Executive Officer	Since December 20, 2004 June 1, 2006 – Aug 31, 2006 Since Sept 1, 2006
Rachel Zhang	35	Chief Financial Officer	Since August 11, 2008

VICTOR ZHOU, became our Chief Executive Officer on June 1, 2006. Prior to joining Hartcourt, he had been Chairman of Shanghai Hai Ji Investment Development Co. since June 2003, engaging in venture capital investment in China, where he was responsible for successful investments in several real estate projects and the restructuring of bad debts of several national commercial banks. Mr. Zhou received his BA in Economics from Hunan University and EMBA from China Europe International Business School.

RACHEL ZHANG, became our Chief Financial Officer on August 11, 2008. Prior to joining Hartcourt, Ms. Zhang had been employed by Barclays Capital as Executive Administrator since August 2006.  Before her employment with Barclays, Mrs. Zhang was an Equity Research Analyst for global hedge fund Viking Global Investors from July 2003 through July 2006. Ms Zhang has extensive experience in financial analysis, operation and office administration. She holds a Master in Accountancy from Baruch College.

Board of Directors

The Company's affairs are managed under the direction of the Board of Directors. Members of the Board receive information concerning the Company's affairs through oral and written reports by management, Board and committee meetings and other means. The Company's directors generally attend Board of Directors meetings, committee meetings and informal meetings with management and others, participate in telephone conversations, and have other communications with management and others regarding the Company's affairs. During the year ended May 31, 2008, the Board held a total of five meetings. Each of our directors has attended or participated in at least 75% of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served.

Director Independence

The Board has determined that each of our directors other than Mr. Zhou and Mr. Hu are independent within the meaning of the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ’), as currently in effect.  Furthermore, the Board has determined that each of the members of each of the committees of the board is “independent” under the applicable rules and regulations of the SEC and the director independence standards of NASDAQ, as currently in effect.

Committees of the Board of Directors

Our Board has three standing committees: the Compensation Committee, the Nomination Committee, and the Audit Committee.

Compensation Committee

The Compensation Committee’s function is to determine the appropriate policy for the Company’s executive pay and benefit programs, review the performance of the senior executive officers, and discharge the Board’s responsibilities relating to compensation of the Company’s executives. Additionally, our Compensation Committee reviews, makes recommendations, maintains, and implements options grants approved by the Board of Directors. Our Board of Directors adopted a written charter for the Compensation Committee in March 2004.  The charter of the Compensation Committee is available on the website at the following address:
http://www.sec.gov/Archives/edgar/data/949427/000101968705002671/hartcourtdef14a-2005.htm.

During the year ended May 31, 2008, our Compensation Committee was composed of Dr. Billy Wang and Mr. Geoffrey Wei, each of whom was “independent” under applicable securities laws and listing standards. During the year ended May 31, 2008, the Compensation Committee held one meeting concurrently with a meeting of the Board. Mr. Wei did not stand for reelection to the Company’s Board of Directors, and his term of service ended as of the Company’s annual meeting on April 19, 2008. Dr. Wang resigned from the Board on June 11, 2008.

Currently, our Compensation Committee is composed of Dr. Wilson Li, who was appointed to the Compensation Committee on August 11, 2008, and Mr. George Xu, who was appointed to the Compensation Committee on August 11, 2008.  Both Dr. Li and Mr. Xu are “independent” under applicable securities laws and listing standards.

Nomination Committee

The Nomination Committee’s function is to assist the Board of Directors in fulfilling its responsibilities to shareholders to ensure that at all times the composition, structure, and operation of the Board is of the highest standard. Our Board of Directors formed the Nomination Committee and adopted its written charter in March 2004. The charter of the Nomination Committee is available on the website at the following address:
http://www.sec.gov/Archives/edgar/data/949427/000101968705002671/hartcourtdef14a-2005.htm.

During the year ended May 31, 2008, our Nomination Committee was composed of Mr. Geoffrey Wei and Dr. Wilson Li, each of whom was “independent” under applicable securities laws and listing standards. During the year ended May 31, 2008, the Nomination Committee held one meeting concurrently with a meeting of the Board. Mr. Wei did not stand for reelection to the Company’s Board of Directors, and his term of service ended as of the Company’s annual meeting on April 19 2008.
Currently our Nomination Committee is composed of Dr. Wilson Li and Mr. Stephen Tang, who was appointed to the Nomination Committee on August 11, 2008.  Both Dr. Wilson Li and Mr. Stephen Tang are “independent” under applicable securities laws and listing standards.

Policy for Director Recommendations and Nominations. The Nomination Committee considers candidates for Board membership suggested by members of our Board of Directors, management, and shareholders. It is the policy of the Nomination Committee to consider recommendations for candidates to our Board of Directors from shareholders who have submitted: the candidate’s name; home and business contact information; detailed biographical data and qualifications; information regarding any relationships between the candidate and the Company within the last three years; and evidence of the nominating person’s ownership or beneficial ownership of the Company stock and amount of stock holdings. The Nomination Committee will consider persons recommended by our shareholders in the same manner as a nominee recommended by our Board of Directors, individual Board members, or management.

In addition, a shareholder may nominate a person directly for election to our Board of Directors at an annual meeting of our shareholders provided the shareholder meets the requirements set forth the rules and regulations of the Securities and Exchange Commission related to shareholder proposals. The process for properly submitting a shareholder proposal, including a proposal to nominate a person for election to our Board of Directors at an annual meeting, is described above in the section entitled “Deadline for Receipt of Shareholder Proposals.”

Where the Nomination Committee has either identified a prospective nominee or determines that an additional or replacement director is required, the Nomination Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management. In its evaluation of director candidates, including the members of our Board of Directors eligible for re-election, the Nomination Committee considers a number of factors, including the following:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board; and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

In connection with its evaluation, the Nomination Committee determines whether it will interview potential nominees. After completing the evaluation and review, the Nomination Committee approves the nominees for election to our Board of Directors.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee oversees the accounting and financial reporting process and the external audit process of the Company and assists the Board of Directors in the oversight and monitoring of (i) the integrity of the financial statements of the Company, (ii) the internal accounting and financial controls of the Company, (iii) compliance with legal and regulatory requirements, and (iv) the qualifications, performance, and independence of the Company’s independent registered public accounting firm. In this capacity, the audit committee is responsible for appointing, approving the compensation of, and overseeing the work of the independent registered public accounting firm. In addition, the Audit Committee reviews and approves all work performed by the independent registered public accounting firm. The Audit Committee meets regularly with management and with our independent registered public accounting firm, which has access to the Audit Committee without the presence of management representatives.  Additionally, the Audit Committee periodically reviews the Company’s accounting policies, internal accounting and financial controls. Our Board of Directors adopted a written charter for the Audit Committee in March 2004. The charter of the Audit Committee is available on the website at the following address: http://www.sec.gov/Archives/edgar/data/949427/000101968705002671/hartcourtdef14a-2005.htm.

During the year ended May 31, 2008, our Audit Committee was composed of Dr. Wilson Li and Dr. Billy Wang, each of whom was “independent” under applicable securities laws and listing standards. During the year ended May 31, 2008, the Audit Committee held one meeting concurrently with a meeting of the Board.  Our Board of Directors previously determined that Dr. Wilson Li was an “audit committee financial expert,” as defined in the rules and regulations of the Securities and Exchange Commission. Dr. Billy Wang resigned from the Board on June11, 2008.  Dr. Wilson Li ended his service on the Audit Committee on August 11, 2008, when the Board most recently evaluated the committee assignments of Board members.

Currently, our Audit Committee is composed of Mr. Stephen Tang, who was appointed to the Audit Committee on August 11, 2008, and Mr. George Xu, who was appointed to the Audit Committee on August 11, 2008. Our Board of Directors has determined that Mr. Stephen Tang is an “audit committee financial expert,” as defined in the rules and regulations of the Securities and Exchange Commission. Our Board of Directors has determined that both Mr. Stephen Tang and Mr. George Xu are “independent,” under applicable securities laws and listing standards. Mr. Stephen Tang serves as Chairman of our Audit Committee. For additional information regarding the Audit Committee, please see the information provided under the heading “Audit Committee Report.”

Audit and Related Fees

Under its charter the Audit Committee reviewed and pre-approved all audit and permissible non-audit services performed by Kabani & Company, Inc. as well as the fees charged by Kabani & Company, Inc. for such services. In its review of non-audit services, the Audit Committee considered whether the provision of such services was compatible with maintaining the independence of Kabani & Company, Inc.. The following table sets forth the aggregate fees billed by Kabani & Company, Inc. in connection with the following services for the fiscal year ended May 31, 2008 and for the fiscal year ended May 31, 2007:

	2008	2007
Audit Fees(1)	$50,000	$80,000
Audit-Related Fees(2)	-0-	-0-
Tax Fees(3)	-0-	-0-
All other fees(4)	-0-	-0-
Total fees	$50,000	$80,000
____________________
(1)
This category includes fees billed for 2008 and 2007, respectively, for the audit of the annual financial statements included in our Annual Report on Form 10-K, review of the quarterly financial statements included in our quarterly reports on Form 10-Q, audit of our internal controls, issuance of consents and assistance with and review of documents filed with the SEC.

(2)
This category includes fees billed for 2008 and 2007, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.”

(3)	This category includes fees billed for 2008 and 2007, respectively, for professional services including assistance regarding federal, state and international tax compliance and related services.

(4)	This category includes fees billed for 2008 and 2007, respectively, for special investigation services requested by the Board of Directors concerning management and accounting practices

Audit Committee Report

The Audit Committee assists the Board of Directors in its oversight of Hartcourt’s financial accounting, reporting and controls. We also evaluate the performance and independence of Hartcourt’s independent registered public accounting firm. We operate under a written charter that both the Board and the Audit Committee have approved. We would like to remind our shareholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

Hartcourt’s management is responsible for the preparation, presentation and integrity of Hartcourt’s financial statements, including setting the accounting and financial reporting principles and designing Hartcourt’s system of the internal control over financial reporting. Hartcourt’s independent registered public accounting firm, Kabani & Company, Inc., is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the consolidated financial statements. We oversee these processes.

We reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2008 with management and the independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from the Company and our management, including the written disclosures and the letter submitted to the Audit Committee by our independent registered public accounting firm as required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence.

Based upon the Audit Committee’s discussions with management and our independent registered public accounting firm and the Audit Committee’s review of the representations of management, the report of our independent registered public accounting firm, and the information referenced above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended May 31, 2008, for filing with the Securities and Exchange Commission.

We have selected Kabani & Company, Inc. as our independent registered public accounting firm for fiscal 2008.

Audit Committee Mr. Stephen Tang, Chairman Mr. George Xu Dr. Wilson Li Dr. Billy Wang

Shareholder Communications with Our Board Directors

Shareholders may communicate directly with our Board of Directors by writing to them: c/o The Hartcourt Companies, Inc., Room 503, Jinqiao Building, No.2077 West Yan’an Road, Shanghai, China. Unless the communication is marked “confidential”, our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nomination Committee. Any shareholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nomination Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s shareholder communications log.

Policy Regarding Board Attendance at the Annual Meeting

Although we do not have a formal policy requiring attendance at the annual meeting of shareholders, we encourage each of our directors to attend the annual meeting of shareholders. Three of our five directors attended last year’s annual meeting of shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.  Based solely on the Company’s review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that such forms were properly and timely filed in the fiscal year ended May 31, 2008.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of March 16, 2009, information concerning:

•	Each person known to us to be the beneficial owner of more than five percent of our outstanding common stock,
•	Each named executive officer,
•	Each director, and
•	All current directors and executive officers as a group.

We calculated the percentages provided in the “Percent of Class” column based on a total of 339,015,544 shares of common stock outstanding as of March 16, 2009. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 16, 2009 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the number of shares of common stock beneficially owned by that person, as well as the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name & Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Victor Zhou, Chief Executive Officer	7,843,997(3)	2.3%
Rachel Zhang, Chief Financial Officer	271,809(4)	*
Wilson Li, Director	2,656,758(5)	*
Zhenyu Hu, Director	46,000,000(6)	13.6%
Stephen Tang, Director	272,120(7)	*
George Xu, Director	176,644(8)	*
All Directors and Executive Officers as a Group (5 persons)	57,221,328(9)	16.9%

* Indicates ownership of less than 1%.

(1)	Unless otherwise indicated, the address for each beneficial owner listed above is c/o The Hartcourt Companies, Inc., Room 503, Jinqiao Building, No. 2077, West Yan’an Road, Shanghai 201152, China.

(2)	Unless indicated in the notes, each shareholder has sole voting and dispositive power for all shares shown, subject to community property laws where applicable.

(3)
Shares beneficially owned by Victor Zhou include (a) 243,997 shares of common stock held by Mr. Zhou and (b) options to purchase 7,600,000 shares of our common stock, all of which are vested and currently exercisable.

(4)	Shares beneficially owned by Rachel Zhang are 271,809 shares of common stock held by Ms. Zhang.

(5)
Shares beneficially owned by Wilson Li include (a) 1,556,758 shares of common stock held by Mr. Li and (b) options to purchase 1,100,000 shares of our common stock, all of which are vested and currently exercisable.

(6)	Shares beneficially owned by Zhenyu Hu are 46,000,000 shares of common stock held by Mr. Hu due to acquisition of Beijing Yanyuan.

(7)	Shares beneficially owned by Stephen Tang are 272,120 shares of common stock held by Mr. Tang.

(8)	Shares beneficially owned by George Xu are 176,644 shares of common stock held by Mr. Xu.

(9)
Shares beneficially owned by all Executive Officers and Directors as a group include the shares held by each such person, if any, and options granted to each such person, if any, as described above in footnotes (3), (4), (5), (6), (7), and (8).

Compensation of Executive Officers and Directors

The following table sets forth information concerning compensation for the fiscal year ended May 31, 2008 for our named executive officers, which includes disclosure related to our principal executive officer and our principal financial officer:

SUMMARY COMPENSATION TABLE

Name and principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$) (1)	Option Awards (US$) (2)	Non-equity Incentive Plan Compensation (US$)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total (US$)
Victor Zhou, CEO (3)	2008 2007	150,000 137,500		3,625	72,117 225,350				222,117 362,850
Yungeng Hu, CFO and President (4)	2008 2007	150,000 150,000			38,948 180,238				188,948 330,238

Explanatory Notes:
(1)
The amounts provided in this column represent the compensation cost calculated in accordance with FAS 123R with respect to stock awards granted in previous fiscal years and in the fiscal year ended May 31, 2008. The full grant date fair value of the stock awards granted to each officer in the fiscal year ended May 31, 2008, as computed in accordance with FAS 123R, is provided in the Grants of Plan-Based Awards table hereafter. For awards reported in this column, disregard the estimate of forfeitures related to service-based vesting conditions. Include a footnote describing all forfeitures during the year, and disclosing all assumptions made in the valuation. Disclose assumptions made in the valuation by reference to a discussion of those assumptions in the registrant's financial statements, footnotes to the financial statements, or discussion in the Management's Discussion and Analysis. The sections so referenced are deemed part of the disclosure provided pursuant to this Item.

(2)
The amounts provided in this column represent the compensation cost calculated in accordance with FAS 123R with respect to stock option awards granted in previous fiscal years and in the fiscal year ended May 31, 2008. The discussion of the assumptions used for purposes of calculation of stock-based compensation expense that appears in Note 4 in the Notes to the Financial Statements in our Annual Report on Form 10-K for the year ended May 31, 2008 is incorporated herein by reference. In calculating these amounts as required by the SEC, no estimates were made for forfeitures.

(3)
On June 1, 2006, the Board of Directors of the Company appointed Mr. Zhou to be the acting Chief Executive Officer with an annual base salary of US$100,000, payable in equal monthly installments of US$8,333. On September 1, 2006, the Board of Directors of the Company promoted Mr. Victor Zhou to be the Company’s Chief Executive Officer. The Company signed an employment contract with Mr. Zhou on September 1, 2006. The compensation provided for under Mr. Zhou’s employment contract includes an annual base salary of $150,000, payable in equal monthly installments of US$12,500.

(4)
On May 31, 2006, the Board of Directors of the Company appointed Mr. Hu to be the President and Chief Financial Officer, effective June 1, 2006. Mr. Hu’s employment contract was signed on June 1, 2006. The compensation provided for under Mr. Hu’s employment contract includes an annual base salary of $150,000, payable in equal monthly installments of US$12,500. Mr. Hu’s employment with the Company terminated as of May 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to all unexercised options as of the fiscal year ended May 31, 2008 that have been previously awarded to the executive officers named above:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date (3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Victor Zhou, CEO (1)	5,625,000	1,875,000		0.05	2012-2-29

Yungeng Hu, former CFO and President (2)	-	-		-	-

Explanatory Notes:

(1)
On September 1, 2006, the Company granted Mr. Zhou an option to purchase the Company’s common stock with an exercise price of $0.05 based on the closing market price of the underlying common stock at the date of grant. The stock option vesting schedule is as follows: a) with respect to 7,500,000 shares subject to the option, 1,875,000 shares shall vest each six months during the two(2) years of the employment contract period; b) 2,000,000 stock options shall vest upon each successful new business acquisition of the Company; and c) 1,500,000 stock options shall vest upon each full profitable year.

(2)
On June 1, 2006, the Company granted Mr. Hu an option to purchase the Company’s common stock with an exercise price of $0.04 based on the closing market price of the underlying common stock at the date of grant. The stock option vesting schedule is as follows: a) with respect to 7,500,000 shares subject to the option, 1,875,000 shares shall vest each six months during the two (2) years of the employment contract period; b) 2,000,000 stock options shall vest upon each successful new business acquisition of the Company; and c) 1,500,000 stock options shall vest upon each full profitable year. Mr. Hu’s employment with the Company terminated as of May 31, 2008. Option expired on September 1, 2008.

(3)	The expiration date for this grant is contingent upon the vesting date. When the conditions have been met, and the shares vest, then the expiration date will be five years after the vesting date

DIRECTOR COMPENSATION

The following table sets forth information concerning compensation of our directors for the fiscal year ended May 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Billy Y.N. Wang	50,000	-	39,995				89,995

Geoffrey Wei	-	13,045(2)	-				13,045

Wilson W. S. Li	-	13,045(3)	-				13,045

Stephen Tang	-	-	-				-

(1)
The amounts provided in this column represent the compensation cost with respect to the fiscal year ended May 31, 2008 as calculated in accordance with FAS 123R with respect to all option awards granted under the 2005 Stock Option Plan in previous fiscal years and in the fiscal year ended May 31, 2008. Because no stock options were granted to Mr. Wang, Mr. Wei, Dr. Li, Mr. Tang, or Mr. Xu in the fiscal year ended May 31, 2008, there were no awards for the fiscal year ended May 31, 2008 for which the full grant date fair value needed to be calculated in accordance with FAS 123R.

(2)
During the year ended May 31, 2008, the Company issued 191,560 shares of the Company’s common stock to Mr. Wei valued at $13,045 for his director service. Mr. Wei did not stand for reelection to the Company’s Board of Directors, and his term of service ended as of the Company’s annual meeting on April 19, 2008.

(3)	During the year ended May 31, 2008, the Company issued 191,560 shares of the Company’s common stock to Mr. Li valued at $13,045 for his director service.

Currently, our directors serve for a term of two years or until their earlier resignation or removal. Independent directors are compensated $12,000 each year, through the issuance of restricted shares of common stock at the average closing market price of the common shares valued each month.  Additionally, for each committee that a non-employee director serves on, we compensate our independent directors $6,000 each year, through the issuance of restricted shares of common stock.

As of October 1, 2004, we compensated Dr. Wang, our former Chairman of the Board, $50,000 each year for service on our Board of Directors, pro rated on an annual basis.  Dr. Wang resigned from the Board on June 11, 2008.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Bylaws, as amended, provide that the company’s Board of Directors shall consist of five directors. The nominees for election are Dr. Wilson Li, Mr. Victor Zhou, Mr. Zhenyu Hu, Mr. George Xu and Changzhi Ju. If elected, each nominee will serve as a director until the Company’s Annual Meeting of Shareholders in 2011, or until he or she earlier resigns or is earlier removed. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Broker non-votes will have no effect on the votes.

Director Name	Age	Position	Since
Wilson W. S. Li	46	Director	2004
Victor Zhou	40	Director	2004
Zhenyu Hu	32	Director	2008
George Xu	41	Director	2008
Changzhi Ju	40	Director	2009

WILSON W.S. LI, age 46. Dr. Li has been the President of Shenzhen Capital Group, the largest Chinese investment holding Company, since August 1999. Prior to that, he served in Shenzhen Planning Bureau. Dr. Li has extensive experience in fund management, risk control, investment, and international business. Dr. Li received his Masters degree in Social Science from Zhongshan University, Ph.D. in Management Science from Xian Jiaotong University and Ph.D. in Public Administration & Government Policy from the Chinese Academy of Social Science.

VICTOR ZHOU, age 40. VICTOR ZHOU, became our Chief Executive Officer on June 1, 2006. Prior to joining Hartcourt, he had been Chairman of Shanghai Hai Ji Investment Development Co. since June 2003, engaging in venture capital investment in China, where he was responsible for successful investments in several real estate projects and the restructuring of bad debts of several national commercial banks. Mr. Zhou received his BA in Economics from Hunan University and EMBA from China Europe International Business School.

ZHENYU HU, age 32. Mr. Zhenyu Hu is currently President of Beijing Yanyuan Rapido Education Company, a company in which Hartcourt recently acquired a controlling equity interest, a position Mr. Hu has held since October 2004. Mr. Hu has served as the editor of the magazine “Successful Way” since October 2004, and has served as director of the Science Park of Peking University since September 2004. Mr. Hu received his Masters Degree from Peking University in 2004.

GEORGE XU, age 41. Mr. Xu is a partner in the G&D Law Firm, a position he has held since September 2002. Mr. Xu has been engaged in the practice of law for 17 years.  He is a registered lawyer in China, and is a qualified securities legal adviser under Chinese law.  He has considerable experience in establishing joint ventures and advising companies on acquisitions in China.

Changzhi Ju, age 40. Mr. Ju is dean of International Education Academy of Jiangsu Economic and Trade Institute, a position he has held since February 2001, and Mr. Ju has been engaged in the education business for 15 years. Mr. Ju is member of Vocational Education Center in Ministry of Education of Jiangsu Province. He is director of Institute of Business and Economics of Jiangsu Province. Mr. Ju is chief editor of examination center in Ministry of Education of Jiangsu Province.

Compensation for Non-Employee Directors

Currently, our directors serve for a term of two years or until their earlier resignation or removal. In fiscal 2008, our independent directors were compensated US$12,000 each year through the issuance of restricted shares of common stock at the average closing market price of the common shares valued each month.  Additionally, for each committee that a non-employee director serves on, we compensate our independent directors US$6,000 each year, through the issuance of restricted shares of common stock. On August 23, 2006, an additional 1,000,000 stock options were granted to each independent director with an exercise price of $0.05 per share and a 5 year maturity. The grant is under 2005 Stock Option Plan.

On August 23, 2006, the Board passed a resolution that all the options granted or to be granted cease to be exercisable after 90 days of termination of continuing services by the option holder with the Company.

Mr. Zhou and Mr. Hu are our employee directors. We do not pay any additional compensation to Mr. Zhou or Mr. Hu for their service on our Board or a committee of our Board.

Vote Required

Directors will be elected by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of votes will be elected as directors. Votes withheld for any nominee will not be counted. Assuming a quorum is present, abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

PROPOSAL NO. 2

EFFECT A 2:1 REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK

The Board of Directors believed the interests of the shareholders would be better served if the Company's issued and outstanding shares of Common Stock were reduced in number, without a reduction in the Company’s total authorized share capital. The primary purpose for effecting the reverse stock split would be to increase the per share price of our Common Stock. The Board of Directors believes that effecting the reverse stock split would, among other things, help us to appeal to a broader range of investors to generate greater investor interest in the Company. An increase in our stock price may make our Common Stock attractive to investors and improve the market liquidity.

Accordingly, the Board recommends the stockholders of the Company approve a 2:1 reverse split of the Company’s issued and outstanding shares of Common Stock. If the 2:1 reverse split is approved by the Company’s stockholders and effected, the Company intends for each stockholder to maintain a whole number of shares by rounding up to the nearest whole share any fractional share that results from effecting the 2:1 reverse split.

For purposes of illustrating how the reverse split will be effected, the Company provides the following examples:

1.	A stockholder holds 10 shares of Common Stock. After the reverse split, such stockholder will hold five shares of Common Stock.

2.	A stockholder holds 11 shares of Common Stock. After the reverse split, such stockholder will hold six shares of Common Stock (5.5 shares would be rounded up to six shares).

3.	A stockholder holds one share of Common Stock. After the reverse split, such stockholder will still hold one share of Common Stock (0.5 of a share would be rounded up to one share).

The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not affect the outcome of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL 2.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy our reports, proxy statements and other information at the SEC’s public reference room at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our SEC filings are also available at the SEC’s web site, which can be found at http://www.sec.gov.

THIS PROXY STATEMENT IS DATED MARCH 16, 2009. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS PROXY STATEMENT TO THE COMPANY SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Proxy Card
THE HARTCOURT COMPANIES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 05, 2009 AT 10:00 A.M. China Standard time.
At our office Room 503, Jinqiao Building, No.2077, West Yan’an Road, Shanghai, China

The undersigned hereby appoints each of Dr. Wilson Li and Victor Zhou as proxies for the undersigned, each with full power of substitution, to represent the undersigned and to vote all shares of common stock of The Hartcourt Companies, Inc. (the “Company”) that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company’s Annual Meeting of Shareholders to be held on April 05, 2009, and at any and all adjournments thereof, as set forth under the heading “Transaction of Other Business” in the accompanying proxy statement.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE THIS. [X]

1.	ELECTION OF FIVE DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

01-WILSON LI	02-VICTOR ZHOU
03-ZHENYU HU	04- GEORGE XU	05- CHANGZHI JU

☐ FOR ALL	☐ WITHHOLD ALL

☐

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME OF THE NOMINEE(S) ON THE LINE ABOVE

2.	TO EFFECT A 2:1 REVERSE SPLIT OF THE ISSUED AND OUTSTANDING COMMON SHARES.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

☐                 FOR                                ☐           AGAINST                      ☐           ABSTAIN

3.	TRANSACT ANY OTHER BUSINESS THAT IS PROPERLY PRESENTED AT THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

☐   ALLOW     ☐  WITHHOLD AUTHORITY TO VOTE ON ANY MATTER BROUGHT BEFORE THE MEETING

I PLAN TO ATTEND HARTCOURT’S 2009 ANNUAL MEETING OF SHAREHOLDERS. Y ☐    N  ☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN.

Dated: ________________________, 2009

____________________________
Signature

____________________________
Signature (Joint Owner)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a shareholder should give their full title. Please date the proxy.